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                                                                    EXHIBIT 32.1

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                               OF NATCO GROUP INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2004 filed with the Securities and Exchange Commission (the "Report"), I, John U. Clarke, Chief Executive Officer of NATCO Group Inc. (the "Company"), and, I, Richard W. FitzGerald, Senior Vice President and Chief Financial Officer of the Company, hereby certify, to my knowledge, that:


            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/ John U. Clarke
                          ------------------------------------------------------
                          Name: John U. Clarke - Chief Executive Officer
                          Date: February 4, 2005



                           /s/ Richard W. FitzGerald
                          ------------------------------------------------------
                          Name: Richard W. FitzGerald
                          Date: February 4, 2005